Dreyfus

Pennsylvania

Intermediate

Municipal Bond Fund

ANNUAL REPORT November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                         Dreyfus Pennsylvania  Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the 12-month period from December 1, 1999 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

Despite some modest fluctuations, municipal bond prices have generally risen over the 12-month reporting period. Positive supply-and-demand influences helped support a municipal bond market rally. During the second half of the reporting period, most sectors of the municipal bond market also benefited from slowing economic growth. In addition to the moderating effects of the Federal Reserve Board' s interest-rate hikes during 1999 and the first half of 2000, the U.S. economy has slowed in response to higher energy prices and a weak euro.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank  you  for  investing  in  Dreyfus Pennsylvania Intermediate Municipal Bond
Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform during the period?

For the 12-month reporting period ended November 30, 2000, Dreyfus Pennsylvania Intermediate Municipal Bond Fund achieved a 7.38% total return.(1) In comparison, the fund' s peer group, as measured by the Lipper Pennsylvania Intermediate Municipal Debt Funds category average, achieved a 6.08% total return for the same period.(2)

We attribute the fund' s good absolute performance to a relatively strong investment environment for municipal bonds over the past year, which was driven primarily by signs of an economic slowdown in the U.S., as well as positive supply-and-demand factors. The fund's good relative performance was largely the result of our security selection strategy. The fund's holdings of previously out-of-favor bonds provided particularly attractive gains during the period.

What is the fund's investment approach?

The fund seeks as high a level of federal and Pennsylvania state tax-exempt income as is consistent with the preservation of capital. We also seek a competitive total return, which includes both income and changes in share price

To achieve these objectives, we conduct rigorous analysis of each individual bond' s structure. Within the context of our bond structure analyses, we strive to maximize both income and total return, to the extent consistent with maximum income.

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that prices of these bonds will rise as they return to favor over time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, for the remainder of the portfolio, we look for bonds that can potentially provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the fund's performance?

The U.S. economy was growing strongly when the reporting period began, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates at its February, March and May 2000 meetings. However, tax-exempt yields later declined when the Fed did not change interest rates at subsequent meetings in June, August, October and November of 2000. The Fed held monetary policy steady because of signs that its previous rate hikes were having the desired effect of slowing the economy.

In addition, the continuing strength of the Pennsylvania economy helped keep municipal bond yields relatively low compared to those of municipal bonds from other states. Pennsylvania and its municipalities enjoyed higher tax revenues, curtailing their need to borrow and resulting in a sharply reduced supply of securities compared to the same period one year earlier. In fact, when compared to other states, the fall-off in supply was particularly severe in Pennsylvania. At the same time, demand has been strong from Pennsylvania residents seeking to protect their wealth. When demand rises and supply falls, prices of existing
bonds    generally    tend    to    move    higher.

In this environment, we received particularly strong returns from the out-of-favor bonds -- including hospital bonds selling at deep discounts to their face values -- which we purchased during the 1999 market decline. As prices of these discount securities rose, we gradually sold them into a market characterized by steady demand from individual investors. We redeployed the proceeds to relatively defensive, income-oriented bonds with attractive yields and modest price premiums.


What is the fund's current strategy?

Because we expect that slower economic growth, fewer inflation concerns and potentially lower interest rates may benefit the municipal bond market, we are currently on the lookout for out-of-favor bonds that, in our opinion, are likely to return to favor in the future. We have found a limited number of such opportunities in intermediate-term "cushion" bonds that sell at slight premiums to their face values. We have focused primarily on bonds with high credit ratings or third-party insurance, which helps minimize the likelihood of default.

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Pennsylvania Intermediate Municipal Bond Fund and the Lehman Brothers 10-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 11/30/00

                                                            Inception                                                From

                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                        12/16/93            7.38%              4.87%             5.68%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ON 12/16/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 12/31/93 IS USED AS THE BEGINNING VALUE ON 12/16/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA MUNICIPAL SECURITIES AND IN GENERAL MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THESE FACTORS, COUPLED WITH THE POTENTIALLY LONGER MATURITY OF THE INDEX, CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

November 30, 2000

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--98.2%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA--94.3%

Allegheny County Hospital Development Authority,

  Revenue:

    (Magee Women's Hospital)

         5.875%, 10/1/2002 (Insured; FGIC)                                                      500,000                  512,175

      (UPMC Health Systems)

         4.625%, 12/15/2015 (Insured; AMBAC)                                                  4,415,000                3,954,206

Bangor Area School District:

   4.50%, 3/15/2015 (Insured; FSA)                                                            1,400,000                1,274,868

   4.50%, 3/15/2016 (Insured; FSA)                                                            1,150,000                1,041,658

Berks County Municipal Authority, Health, Hospital and

  Nursing Home Revenue (Phoebe-Devitt Homes

   Project) 5.50%, 5/15/2011                                                                    965,000                  866,281

Butler Area Sewer Authority, Sewer Revenue:

   Zero Coupon, 1/1/2010 (Insured; FGIC)                                                        600,000                  381,540

   Zero Coupon, 7/1/2010 (Insured; FGIC)                                                        100,000                  62,026

Cambria County 5.875%, 8/15/2008 (Insured; FGIC)                                                850,000                  897,719

Cambria Township Water Authority, Industrial User

   Revenue 6%, 12/1/2002 (LOC; Banque Paribas)                                                1,250,000                1,251,038

Clarion Municipal Authority, Revenue

  (Clarview Personal Care)

   5.75%, 6/15/2013 (Insured; FGIC)                                                             445,000                  445,169

Clinton County Industrial Development Authority, PCR

   (International Paper Co. Project) 5.375%, 5/1/2004                                           500,000                  502,110

Coatsville School District:

   4.60%, 10/1/2012 (Insured; FSA)                                                            2,000,000                1,900,900

   4.70%, 10/1/2013 (Insured; FSA)                                                              800,000                  758,584

   4.50%, 10/1/2016 (Insured; FSA)                                                            1,000,000                  907,230

Council Rock School District

   4.70%, 11/15/2013 (Insured; FGIC)                                                          2,000,000                1,889,020

Crawford Central School District

   4.40%, 2/15/2012 (Insured; FGIC)                                                           1,000,000                  929,000

Dauphin County General Authority, Revenue:

   6.25%, 6/1/2001                                                                              650,000                  654,179

   6%, 12/1/2006 (LOC; The Sakura Bank Ltd.)                                                    785,000                  813,346

Delaware County Industrial Development Authority,

   Revenue (Martins Run Project) 5.60%, 12/15/2002                                              750,000                  740,430

Erie School District

   Zero Coupon, 9/1/2009 (Insured; FSA)                                                       1,110,000                  714,918

Harrisburgh Authority, Office and Parking Revenue

   5.75%, 5/1/2008                                                                            1,200,000                1,158,192

Harrisburg Redevelopment Authority

   Zero Coupon, 11/1/2016 (Insured; FSA)                                                      2,000,000                  825,580

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Jefferson County Hospital Authority, HR

   (Brookville Hospital) 7%, 8/1/2002 (Insured; FHA)                                            185,000                  185,335

Langhorne Manor Borough Higher Education and Health

  Authority, Health Hospital and Nursing Home

  Revenue (Woods Services Inc.)

   4.875%, 11/15/2015 (Insured; AMBAC)                                                        2,210,000                2,079,146

Lebanon County Good Samaritan Hospital Authority,

  Revenue (Good Samaritan Hospital Project):

      5.85%, 11/15/2007                                                                         845,000                  834,547

      6%, 11/15/2009                                                                          1,500,000                1,475,520

McKeesport Area School District

   Zero Coupon, 10/1/2009 (Insured; FGIC)                                                     1,070,000                  691,926

Montgomery County Higher Education and Health

  Authority, HR (Montgomery Hospital Medical

   Center) 6.60%, 7/1/2010                                                                    1,000,000                  988,070

Montgomery County Industrial Development Authority,

  Revenue (Friends Central School Project)

   4.75%, 3/1/2016 (Insured; AGIC)                                                              960,000                  861,926

Norristown:

   Zero Coupon, 12/15/2011 (Insured; AGIC)                                                    1,465,000                  814,657

   Zero Coupon, 12/15/2013 (Insured; AGIC)                                                      735,000                  360,341

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              665,000                  681,951

Pennsylvania Economic Development Financing

  Authority, RRR (Northampton Generating Project)

   6.40%, 1/1/2009                                                                            2,000,000                1,960,420

Pennsylvania Higher Educational Facilities Authority,

  Health Services Revenue (University of

   Pennsylvania Health Services) 5.35%, 1/1/2008                                              3,995,000                3,895,365

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      5.95%, 10/1/2003                                                                          365,000                  374,501

      6.20%, 4/1/2005                                                                           410,000                  416,437

      6.20%, 10/1/2005                                                                          420,000                  427,291

      5.75%, 4/1/2006                                                                           400,000                  412,360

      6.10%, 4/1/2006                                                                           455,000                  462,184

      5.75%, 10/1/2006                                                                          415,000                  428,861

      6.10%, 10/1/2006                                                                          465,000                  472,905

Pennsylvania Industrial Development Authority, EDR

   7%, 1/1/2006 (Insured; AMBAC)                                                                795,000                  877,394


                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Infrastructure Investment Authority,

  Revenue (Pennvest Loan Pool Program)

   6%, 9/1/2005 (Insured; MBIA)                                                                 155,000                  164,463

Pennsylvania Intergovernmental Coop Authority,

  Special Tax Revenue (Philadelphia Funding

   Program) 5.50%, 6/15/2011 (Insured; FGIC)                                                  2,000,000                2,057,080

Philadelphia:

   5.70%, 11/15/2006 (Insured; FGIC)                                                            370,000                  390,542

   4.75%, 5/15/2016 (Insured; FGIC)                                                             750,000                  697,238

   Airport Revenue (Philadelphia Airport System)

      5.75%, 6/15/2008 (Insured; AMBAC)                                                       1,000,000                1,045,070

   Water and Wastewater Revenue:

      5.50%, 6/15/2003 (Insured; FGIC)                                                        1,000,000                 1,023,910

      5.75%, 6/15/2013 (Insured; MBIA)                                                        2,150,000                 2,209,039

Philadelphia Hospitals and Higher Education Facilities

  Authority, Revenue:

      (Children's Seashore House) 7%, 8/15/2003                                                 505,000                  523,185

      (Community College) 5.90%, 5/1/2007

         (Prerefunded 5/1/2004) (Insured; MBIA)                                                 445,000  (a)             472,092

      (Jefferson Health System):

         4.30%, 5/15/2006                                                                       500,000                  464,945

         5%, 5/15/2011                                                                        2,500,000                2,341,950

      (Temple University Hospital) 6.50%, 11/15/2008                                          3,075,000                3,021,833

Philadelphia Municipal Authority, LR:

   6%, 7/15/2003                                                                                385,000                  388,319

   5.40%, 11/15/2006 (Insured; FGIC)                                                            500,000                  516,760

Pittsburgh 4.60%, 9/1/2012 (Insured; FGIC)                                                      400,000                  379,568

Southeast Pennsylvania Transportation Authority,

  Special Revenue:

    6.50%, 3/1/2004

         (Insured; FGIC) (Escrowed to Maturity)                                                  85,000                   90,149

      5.875%, 3/1/2009

         (Insured; FGIC) (Prerefunded 3/1/2005)                                                  45,000  (a)              47,731

Westmoreland County:

   Zero Coupon, 12/1/2006 (Insured; FGIC)                                                     1,500,000                1,127,010

   Zero Coupon, 12/1/2008 (Insured; FGIC)                                                     1,790,000                1,213,173

York County Hospital Authority, Revenue (Lutheran

   Social Services Health Center) 6.25%, 4/1/2011                                             1,000,000                  948,520

Yough School District

   Zero Coupon, 10/1/2007 (Insured; FGIC)                                                     1,000,000                  719,690

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--3.9%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Highway Revenue 5.40%, 7/1/2006                                                 2,000,000                2,058,720

Puerto Rico Electric Power Authority, Power Revenue:

   5.90%, 7/1/2002                                                                              250,000                  256,255

   6%, 7/1/2006                                                                                 225,000                  239,927

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $63,291,297)                                                                                                 63,578,475
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.3%
------------------------------------------------------------------------------------------------------------------------------------

Geisinger Authority, Health System Revenue, VRDN

  4.45% (SBPA; Morgan Guaranty Trust Co.)

   (cost $2,100,000)                                                                          2,100,000  (b)           2,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $65,391,297)                                                                            101.5%               65,678,475

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.5%)                (939,779)

NET ASSETS                                                                                       100.0%               64,738,696



Summary of Abbreviations

AGIC                 Asset Guaranty

                         Insurance Company

AMBAC                American Municipal Bond

                         Assurance Corporation

EDR                  Economic Development Revenue

FHA                  Federal Housing Administration

FGIC                 Financial Guaranty

                         Insurance Company

FSA                  Financial Security Assurance

HR                   Hospital Revenue

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance

                         Insurance Corporation

RRR                  Resources Recovery Revenue

PCR                  Pollution Control Revenue

SBPA                 Standby Bond Purchase Agreement

VRDN                 Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              49.5

AA                               Aa                              AA                                               11.9

A                                A                               A                                                14.8

BBB                              Baa                             BBB                                              16.4

F1                               Mig1                            SP1                                               3.2

Not Rated (c)                    Not Rated (c)                   Not Rated( c)                                     4.2

                                                                                                                100.0%

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
CHANGE.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  65,391,297  65,678,475

Cash                                                                    348,529

Interest receivable                                                     855,578

Receivable for investment securities sold                               242,237

Prepaid expenses                                                          2,183

                                                                     67,127,002
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            42,436

Payable for investment securities purchased                           2,266,558

Payable for shares of Beneficial Interest redeemed                       33,035

Accrued expenses                                                         46,277

                                                                      2,388,306
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       64,738,696
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      64,279,336

Accumulated net realized gain (loss) on investments                     172,182

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                               287,178
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       64,738,696
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      4,933,254

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.12

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended November 30, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,627,304

EXPENSES:

Management fee--Note 3(a)                                              394,207

Shareholder servicing costs--Note 3(b)                                  89,817

Professional fees                                                       41,238

Trustees' fees and expenses--Note 3(c)                                  20,306

Prospectus and shareholders' reports                                    11,478

Registration fees                                                        9,187

Custodian fees                                                           7,617

Loan commitment fees--Note 2                                               868

Miscellaneous                                                           16,269

TOTAL EXPENSES                                                         590,987

Less--reduction in management fee due to

   undertaking--Note 3(a)                                              (64,510)

NET EXPENSES                                                           526,477

INVESTMENT INCOME--NET                                               3,100,827
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                171,544

Net unrealized appreciation (depreciation) on investments            1,256,033

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,427,577

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,528,404

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------

                                                     2000               1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,100,827           3,258,205

Net realized gain (loss) on investments           171,544             341,668

Net unrealized appreciation (depreciation)
      on investments                            1,256,033          (4,541,257)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,528,404            (941,384)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (3,100,827)          (3,258,205)

Net realized gain on investments                (347,504)            (549,983)

TOTAL DIVIDENDS                               (3,448,331)          (3,808,188)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   9,101,594          14,084,828

Dividends reinvested                            2,554,715           2,861,905

Cost of shares redeemed                      (19,674,224)         (14,483,277)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (8,017,915)           2,463,456

TOTAL INCREASE (DECREASE) IN NET ASSETS       (6,937,842)          (2,286,116)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            71,676,538           73,962,654

END OF PERIOD                                  64,738,696           71,676,538
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       708,673            1,054,909

Shares issued for dividends reinvested            199,026              214,970

Shares redeemed                               (1,541,763)          (1,089,522)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (634,064)              180,357

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended November 30,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.87          13.73          13.44          13.18         13.12

Investment Operations:

Investment income--net                                            .61            .59            .60            .60           .59

Net realized and unrealized

   gain (loss) on investments                                     .31           (.76)           .30            .26           .06

Total from Investment Operations                                  .92           (.17)           .90            .86           .65

Distributions:

Dividends from investment income--net                           (.61)          (.59)          (.60)         (.60)          (.59)

Dividends from net realized
   gain on investments                                          (.06)          (.10)          (.01)            --             --

Total Distributions                                             (.67)          (.69)          (.61)         (.60)          (.59)

Net asset value, end of period                                  13.12         12.87           13.73         13.44         13.18
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 7.38         (1.30)           6.76          6.67          5.10
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .80            .80            .80           .80           .80

Ratio of net investmentincome

   to average net assets                                         4.72           4.41           4.35           4.52          4.52

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .10            .12            .13            .13           .31

Portfolio Turnover Rate                                         34.68          45.37          26.03          23.94         53.83
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          64,739         71,677         73,963         64,928        50,372

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury
securities    are    valued    at    the    last

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $6,341 during the period ended November 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as
a    regulated    investment   company,   which   can   distribute    The   Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 1999 through November 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $64,510 during the period ended November 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's
average    daily    net    assets    for    certain    allocated

expenses   of   providing  personal  services  and/or  maintaining  shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2000, the fund was charged $44,019 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $31,170 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions
through    the    use    of    the    fund'   s    exchange    privilege.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2000, amounted to $21,975,353 and $30,778,478, respectively.

At November 30, 2000, accumulated net unrealized appreciation on investments was $287,178, consisting of $1,094,539 gross unrealized appreciation and $807,361 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Pennsylvania Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Intermediate Municipal Bond Fund, including the statement of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Intermediate Municipal Bond Fund at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

January 8, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended November 30, 2000:

   --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes), and

   --the fund hereby designates $.0544 per share as a long-term capital gain distribution of the $.0579 per share paid on December 9, 1999 and also designates $.0061 per share as a long-term capital gain distribution paid on July 20, 2000.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gain distributions paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.



NOTES

                                                           For More Information


                        Dreyfus Pennsylvania

                        Intermediate

                        Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com


(c) 2001 Dreyfus Service Corporation                                  105AR0011